UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 17, 2019

BERKSHIRE HILLS BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-15781	04-3510455
(State or Other Jurisdiction) of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

60 State Street, Boston, Massachusetts	02109
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:     (800) 773-5601 ext. 133773

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	BHLB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets

On May 17, 2019, Berkshire Hills Bancorp, Inc. (the “Company” or “Berkshire Hills”), the holding company of Berkshire Bank, completed its previously announced acquisition of SI Financial Group, Inc. (“SIFI”), the holding company of Savings Institute Bank and Trust Company, and its subsidiaries. Pursuant to the Agreement and Plan of Merger by and between the Company and SIFI, dated as of December 11, 2018 (the “Merger Agreement”), SIFI merged with and into Berkshire Hills, with Berkshire Hills as the surviving entity (the “Merger”). Immediately following the Merger, Savings Institute Bank and Trust Company merged with and into Berkshire Bank, with Berkshire Bank as the surviving entity.

Pursuant to the terms of the Merger Agreement, each share of SIFI common stock outstanding as of the closing was converted into the right to receive 0.48 shares of the Company’s common stock, par value $0.01. In addition, cash was paid in lieu of fractional shares.

As of the closing date, there were 11.858 million outstanding shares of SIFI common stock. 5.685 million shares of Company common stock were issued for exchange, subject to adjustment for fractional shares. Pursuant to the terms of the Merger Agreement, cash was paid in lieu of fractional shares at a rate of $30.00 per whole share of Company common stock. Berkshire Hills retained its stock transfer agent, Broadridge Corporate Issuer Solutions, Inc., to serve as the Exchange Agent in the Merger.

The foregoing description of the transactions contemplated by the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on December 11, 2018, and incorporated herein by reference.

Item 8.01	Other Events

On May 17, 2019, the Company issued a news release announcing the completion of the Merger.  A copy of the news release is incorporated herein by reference as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired. Not applicable.
(b)	Pro Forma Financial Information. Not applicable.
(c)	Shell Company Transactions. Not applicable.
(d)	Exhibits.

Exhibit Number	Description

Exhibit 2.1	Agreement and Plan of Merger by and between Berkshire Hills Bancorp, Inc. and SI Financial Group, Inc., dated as of December 11, 2018 (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on December 11, 2018 (Commission File No. 001-15781))

Exhibit 99.1	News Release dated May 17, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BERKSHIRE HILLS BANCORP, INC.
DATE: May 20, 2019	By:	/s/ Richard M. Marotta
Richard M. Marotta
President and Chief Executive Officer